Exhibit 99.2


                           THERMO ELECTRON CORPORATION

                         [NAME OF EQUITY INCENTIVE PLAN]

                             STOCK OPTION AGREEMENT

                                Marijn E. Dekkers
                                    Optionee

xxxx                                                                       $xxxx
Number of Shares of                                               Exercise Price
Common Stock Subject                                                   Per Share
to the Option ("Option Shares")

                                Vesting Schedule
                  # of Shares                      Vesting Date(s)
                 [PERCENTAGE]                               [DATE]

XXXX                                                                        XXXX
Grant Date                                                       Expiration Date



         Thermo Electron Corporation (the "Company") confirms the grant to you of an option (the "Option") to acquire the number of shares of common stock (the "Common Stock") specified above, of the Company, subject to the provisions of the [Name of Equity Incentive Plan] (the "Plan") and the terms, conditions and restrictions contained in this agreement (the "Agreement"). You acknowledge receipt of the Plan and the Agreement for your records.


                                                     THERMO ELECTRON CORPORATION


                                                     By: -----------------------


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         1.  Grant of Option. This Agreement contains the terms and conditions of a grant of a nonqualified stock option to purchase the shares of the common stock of the Company (the "Option Shares") made to the Optionee, pursuant to the Plan. Attached is a copy of the Plan, which is incorporated in this Agreement by reference and made a part hereof. This Option is intended to be a non-statutory stock option under the Internal Revenue Code of 1986, as amended. For purposes of this Agreement, the defined terms used herein and not otherwise defined shall have the meaning set forth in that certain Amended and Restated Employment Agreement, dated as of November 21, 2002, by and between the Optionee and the Company, as the same may be amended from time to time (the "Employment Agreement").

         2. Exercisability and Vesting of Option. The Option may be exercised only to the extent the Option shall have vested in accordance with this Agreement. The Option shall vest and become exercisable in accordance with the terms of this Section 2.

             (a) General Rule. Except as otherwise provided in this Section
         2, the Option shall vest and be exercisable in accordance with the vesting schedule set forth on the first page of this Agreement, provided that on each vesting date the Optionee is then, and has been since the Grant Date, continuously employed by the Company or its Affiliates.

             (b) Exceptions. Notwithstanding subsection (a) above, the
         Option shall fully vest and become exercisable as to 100% of the Option Shares in the following circumstances:

                 (i) Immediately prior to the consummation of a Change in Control, all Option Shares that have not previously vested shall immediately vest; provided that the Optionee was then employed by the Company or its Affiliates.

                 (ii) In the event of the Optionee's death or Disability, all Option Shares that have not previously vested shall immediately vest; provided that the Optionee was employed by the Company or its Affiliates immediately prior to the date of death or Disability.

                 (iii) In the event the Optionee's employment is terminated by the Company without Cause (as the term "Cause" is defined in paragraph (c) below) or in the event the Optionee terminates employment for Good Reason (it being understood in this context, a termination of employment by the Company without Cause or by the Optionee with Good Reason does not include a termination due to the Optionee's death or Disability or termination with Cause or without Good Reason), all Option Shares that have not previously vested shall immediately vest.

             (c) Forfeiture. In the event (i) the Company terminates the Optionee's employment for Cause, notwithstanding anything to the contrary set forth in the Employment Agreement all Option Shares underlying this Option that have not previously vested on such date and all unexcercised Option Shares underlying this Option on such date shall be immediately forfeited to the Company or (ii) the Optionee terminates employment on his own initiative (it being understood that in this context, a termination of employment on the Optionee's own initiative does not include termination


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         due to his death, Disability or with Good Reason), all Option Shares underlying this Option that have not previously vested on such date shall be immediately forfeited to the Company. For the purposes of this Agreement and notwithstanding anything to the contrary set forth in the Employment Agreement, "cause" shall mean (i) the commitment of a felony or any crime involving moral turpitude by the Opionee, that is materially injurious to the Company or (ii) in carrying out the Optionee's duties, the Optionee intentionally engages in conduct that constitutes gross neglect or gross misconduct that is materially injurious to the Company. The Optionee shall be considered to have been discharged for cause if the Company determined, within 30 days after the Opionee's resignation, that discharge for cause was warranted.

         3. Termination of Option. This Option shall terminate on the date that is the earliest of: (a) the Expiration Date of the Option set forth on the first page of this Agreement, (b) three (3) years after the Termination Date if the Optionee is terminated due to death or Disability, or the Optionee is terminated by the Company without Cause, or the Optionee's employment terminates upon the expiration of the Term, or the Optionee terminates employment for Good Reason,
(c) notwithstanding anything to the contrary set forth in the Employment Agreement, the Termination Date in the event the Company terminates the Optionee's employment for Cause, or (d) 90 days after the Termination Date in the event the Optionee terminates employment on his own initiative (it being understood that in this context, a termination of employment on the Optionee's own initiative does not include termination due to his death, Disability or with Good Reason).

         4. No Assignment of Rights. Except for assignments or transfers by will or applicable laws of descent and distribution, the Optionee's rights and interests under this Agreement and the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including without limitation by way of execution, levy, garnishment, attachment, pledge or bankruptcy, and no such rights or interests shall be subject to any of the Optionee's obligations or liabilities. Notwithstanding the foregoing, the Company consents to the transfer of this Option by the Optionee to an immediate member of his family, a family trust or family partnership, provided that the Company shall not be required to recognize any such transfer or assignment until such time as the Company, the transferee and the Optionee execute a written assignment of the Option in the form specified by the Company and upon the terms satisfactory to the Company.

         5. Exercise of Option; Delivery and Deposit of Certificate(s). The Optionee (or in the case of his death, his legal representative) may exercise the Option (to the extent the Option has vested) in whole or in part in accordance with the instructions described in "The Guide for employees of Thermo Electron Corporation Stock Option Plans," as may be amended from time to time (the "Guide").

         6. Rights With Respect to Option Shares. Prior to the date the Option is exercised, the Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Option Shares. Upon issuance to the Optionee of the Option Shares, the Optionee shall have ownership of such Option Shares, including the right to vote and receive dividends, subject, however, to the other restrictions and limitations imposed thereon pursuant to

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the Plan and this Agreement and which may be now or hereafter imposed by the
Certificate of Incorporation or the By-Laws of the Company.

         7. Adjustments in the Event of Certain Transactions. The provisions of the Plan covering the treatment of Options in the event of (a) stock dividends, stock splits, or combination of shares, or other distribution with respect to holders of Common Stock other than normal cash dividends occurring after the date of this Agreement and (b) recapitalizations, mergers or consolidations involving the Company, any transaction in which the Company becomes a subsidiary of another entity, any sale or other disposition of all or a substantial portion of the assets of the Company or any similar transaction, as determined by the Board, (any of the foregoing, a "covered transaction" as defined in the Plan) occurring while the Option is outstanding, are hereby made applicable hereunder and are incorporated herein by reference.

          8. Reservation of Shares. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement and shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and the issuance of Option Shares.

          9. Taxes. No later than the date on which part or all of the value of any Option Shares received under the Plan first becomes includible in the Optionee's gross income for income tax purposes, the Optionee shall satisfy his obligations to pay any federal, state or local taxes required to be withheld with respect to such income in accordance with the provisions of the Guide.

         10. Determination of Rights. Any dispute or disagreement that may arise under or as a result of or pursuant to the Plan or this Agreement shall be determined by the Board, in its sole discretion, and any decision made by the Board (as defined by the Plan) in good faith shall be conclusive on all parties. The interpretation and construction by the Board of any provision of, and the determination of any question arising under, this Agreement, the Plan, or any rule or regulation adopted pursuant to the Plan, shall be final and conclusive. Notwithstanding the foregoing, any dispute relating to the vesting provisions in
Section 2(b) of this Agreement shall be determined in accordance with Section 14 of the Employment Agreement.

         11. Limitation of Employment Rights. The award of this Option does not entitle the Optionee to any benefit other than that granted under the Plan; any benefits granted under the Plan are not part of the Optionee's ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

         12. Communications. Any communication or notice required or permitted to be given under this Agreement shall be in writing, and mailed by registered or certified mail or delivered in hand, if to the Company to its Stock Option Manager c/o Thermo Electron Corporation, 81 Wyman Street, Post Office Box 9046, Waltham, Massachusetts 02454-9046, and if to the Optionee, to the address last furnished by the Optionee to the Company.


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